UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission only (as permitted By Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12.

                                 ENDOVASC, INC.
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
               1) Title of each class of securities to which transaction applies:
               2)   Aggregate number of securities to which transaction applies:
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
               4)   Proposed maximum aggregate value of transaction:
               5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
               1)   Amount previously paid:
               2)   Form, Schedule or Registration Statement No.:
               3)   Filing Party:
               4)   Date Filed:

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2004

                             -----------------------

To  Our  Stockholders:

     You are invited to attend the Annual Meeting of Stockholders of Endovasc, Inc. (the "Company") to be held at Havens Landing, 19785 Highway 105 West, Montgomery, Texas on November 19, 2004 at 2 pm, local time, for the following purposes.

     1. To elect one director to serve for a three-year term and until his or her successor is elected and qualified.

     2. To ratify the selection of Ham, Langston & Brezina LLP as independent auditors for the fiscal year ending June 30, 2005.

     3. To amend the Company's Articles of Incorporation to increase to 400,000,000 the number of shares of Common Stock, $.001 par value per share, we are authorized to issue.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The record date for the Annual Meeting is October 19, 2004. Holders of our Common Stock, $.001 par value per share, and holders of the Company's Series NDC Common Stock, $.001 par value per share, of record as of October 19, 2004 are entitled to notice of and to vote at the Annual Meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company's stockholders on October 25, 2004.

     YOUR VOTE IS IMPORTANT. WE ASK YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SIGNATURE OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY IF YOU LATER DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF YOUR BROKER, NOMINEE OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER, NOMINEE OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                        M. Dwight Cantrell
                                        Secretary
October  25,  2004
Montgomery,  Texas

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316

                             -----------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       OCTOBER 19, 2004, AND ADJOURNMENTS

                             -----------------------

           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                OCTOBER 25, 2004


                     SOLICITATION BY THE BOARD OF DIRECTORS

     The proxy furnished herewith, for use only at the Annual Meeting of Stockholders of Endovasc, Inc. (the "Company") to be held at Havens Landing, 19785 Highway 105 W., Montgomery, TX at 2 pm, local time, on November 19, 2004, and any and all adjournments thereof, is solicited by the Board of Directors of the Company. We are making this solicitation by mail and in person or by telephone through the Company's officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

     As of the date of these proxy materials we are aware of the following matters that will be considered at the Annual Meeting:

     1.   The election of one director to the Board of Directors of the Company.

     2. The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants for the fiscal year ending June 30, 2005.

     3. The amendment to the Company's Articles of Incorporation to increase to 400,000,000 the number of shares of Common stock, $.001 par value per share, we are authorized to issue.

                                 QUORUM REQUIRED

     The Company has two classes of voting stock outstanding: the Common Stock, $.001 par value per share, and the Series NDC Common Stock, $.001 par value per share. Together, these classes represent all the voting interests entitled to vote at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

     Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominee that receives the greatest number of votes will be elected even though the number of votes received may be less than a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such nominee and a quorum is present.

     The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is present.

     The approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock requires the affirmative vote of a majority of the outstanding voting interests. Proxies that abstain from voting and broker non-votes have the effect as a vote against this proposal.

     Other matters that are properly brought before the Annual Meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the Annual Meeting. We are not aware of any other matters that will be brought before the Annual Meeting at the time these Proxy Materials were mailed.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

     Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the Annual Meeting. All properly executed proxies received by us and not revoked will be voted at the Annual Meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY, SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE DESCRIBED HEREIN, FOR RATIFICATION OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR AND FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES ALSO GRANT DISCRETIONARY AUTHORITY AS TO MATTERS PRESENTED AT THE ANNUAL MEETING OF WHICH WE HAD NO NOTICE AS OF SEPTEMBER 7, 2004, APPROVAL OF THE
MINUTES OF THE PRIOR ANNUAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on October 19, 2004, the record date for the Annual Meeting, the Company had outstanding ______________________ shares of Common Stock, $.001 par value per share. In addition, the Company had outstanding 14,152,710 shares of Series NDC Common Stock, $.001 par value per share. Each outstanding share of Common Stock and each outstanding share of Series NDC Common Stock is entitled to one vote with respect to the election of a director to each director positions, one vote with respect to the ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants, one vote with respect to approval of the proposed amendment to the Articles of Incorporation, and one vote with respect to any other matter properly before the Annual Meeting. Cumulative voting is not permitted under the Company's Articles of Incorporation.

     The following table lists the beneficial ownership of shares of the Company's Common Stock and Series NDC Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock or Series NDC Common Stock, (ii) each director and nominee, (iii) each of the Named Executive Officers; and (iv) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of October 19, 2004 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or
Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

                                                    PERCENT   SERIES NDC  PERCENT     TOTAL    PERCENT
                 NAME OF                  COMMON       OF       COMMON       OF      VOTING       OF
           INDIVIDUAL OR GROUP             STOCK    CLASS(1)    STOCK     CLASS(2)  INTERESTS  CLASS(3)
---------------------------------------  ---------  --------  ----------  --------  ---------  --------

5% STOCKHOLDERS

David P. Summers, Ph.D.
3158 Canterbury Lane
Montgomery, TX 77356 (4)                 7,449,206      ___%   2,450,131     17.3%  9,899,337      ___%

INDIVIDUAL DIRECTORS,
OFFICERS AND NOMINEES

Diane Dottavio, Ph.D.
Chief Executive Officer, Director          984,144      ___%     234,786      1.7%  1,218,930      ___%

M. Dwight Cantrell
Chief Financial Officer, Treasurer and
Secretary, Director                      3,689,828      ___%     953,171      6.7%  4,642,999      ___%

Robert G. Johnson
Vice President, Business
Development                                419,262      ___%      ______      ___%     ______      ___%

ALL OFFICERS AND
  DIRECTORS AS A GROUP                   5,093,234      ___%      ______      ___%     ______      ___%

*  Less  than  1%

     (1) Based on ___________________ shares of Common Stock outstanding as of October 19, 2004. Any shares represented options exercisable within 60 days after October 19, 2004 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

     (2) Based on 14,152,710 shares of Series NDC Common Stock outstanding as of October 19, 2004.

     (3) Based on __________________ voting interests outstanding as of October 19, 2004. Any shares represented options exercisable within 60 days after October 19, 2003 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

     (4) Dr. Summers served as the Chief Executive Officer until December 16, 2003. Includes 243,000 shares beneficially owned by Dr. Summer's wife, Dorothy Summers. Dr. Summers exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of three directors, one of whom is elected each year to serve a term of three years. The other directors continue to serve for the remainder of their respective terms. The person named below has been nominated by the Board of Directors for election at the Annual Meeting to serve as a director until 2007. The nominee currently serves as a director of the Company, and the Board of Directors believes that such nominee will be willing and able to serve. If such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. WE RECOMMEND THAT THE NOMINEE LISTED BELOW BE ELECTED BY THE STOCKHOLDERS. UNLESS OTHERWISE SPECIFIED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY US WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF FOR THE ELECTION OF THE PERSON WHOSE NAME IS LISTED IN THE FOLLOWING TABLE AS THE NOMINEE FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007.

                  PERSON NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007

                                                                                        DIRECTOR
                         NAME AND PRINCIPAL OCCUPATION                             AGE   SINCE
---------------------------------------------------------------------------------  ---  --------

M. DWIGHT CANTRELL                                                                  59      1997

Mr. Cantrell serves as our Chief Financial Officer, Treasurer and Secretary.  Mr.
Cantrell is a Public Accountant and has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. He has an extensive background in the banking and venture capital markets and is a member of the Association of Biotech Financial officers. He has served as CFO since 1997.


THE FOLLOWING PERSONS HAVE BEEN PREVIOUSLY ELECTED AS DIRECTORS OF THE COMPANY AND WILL CONTINUE TO SERVE AFTER THE ANNUAL MEETING.

                              DIRECTOR WHOSE TERM EXPIRES IN 2005

                                                                                        DIRECTOR
                         NAME AND PRINCIPAL OCCUPATION                             AGE   SINCE
---------------------------------------------------------------------------------  ---  --------

VACANCY

                                 DIRECTOR WHOSE TERM EXPIRES IN 2006

                                                                                            DIRECTOR
                              NAME AND PRINCIPAL OCCUPATION                            AGE   SINCE
-------------------------------------------------------------------------------------  ---  --------

DR. DIANE DOTTAVIO                                                                      58      2003

Dr. Dottavio serves as our Chief Executive Officer.  Prior to joining us in March of
2000, Dr. Dottavio served as Senior Scientist with Leukosite, Inc. from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston,
from 1997 to 2003.  Dr. Dottavio was previously our Vice President of Research and
Development and became our Chief Executive Officer in 2004.  Dr.  Dottavio holds a
B.S. in Biology, a M.S. in Organic Chemistry from the University of New Mexico, and a Ph.D. in Biochemistry from the University of Texas.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held 15 meetings during the fiscal year ended June 30, 2004. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors consists of three positions, one of which is presently vacant and the remaining two of which are not independent. The Board of Directors has been unable to attract additional members because of the lack of compensation, absence of liability insurance and exposure to risk inherent in serving as a director. Since the Board of Directors is small and each director is an executive officer of the Company, the Board of Directors does not have a standing Audit Committee, Nominating Committee or Compensation Committee and performs the functions of such committees. The Board of Directors does not have an Audit Committee financial expert since it does not have an Audit Committee.

NOMINATIONS TO THE BOARD OF DIRECTORS

     The Board of Directors is actively seeking up to three additional members that are independent, have relevant business experience, and at least one of whom would qualify as an Audit Committee financial expert. All nominees are reviewed by the Board of Directors. The names and relevant experience of nominees may be submitted directly to the Company at its principal executive offices.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     Stockholders may communicate directly with the Board of Director by letter addressed to the Board of Directors in care of the Corporate Secretary at the Company's principal executive offices. The Secretary of the Company will provide a copy of all such communications to the members of the Board of Directors and will forward a response, if any, from any member of the Board of Directors to the stockholder.

COMPENSATION OF DIRECTORS

     Directors of the Company receive no compensation for their service as directors.

                               EXECUTIVE OFFICERS

     The names, ages and positions of all the executive officers of the Company as of October 13, 2004 are listed below. Dr. Dottavio was elected as the Company's Chief Executive Officer on December 16, 2003. The term of each executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                                                                   OFFICER
NAME                   AGE                POSITION                  SINCE
---------------------  ---  -------------------------------------  -------

Diane Dottavio, Ph.D.   58  Chief Executive Officer                   2001
M. Dwight Cantrell      58  Chief Financial Officer and Treasurer     1997
Robert G. Johnson       33  Vice President Business Development       2003

     Dr. Dottavio and Mr. Cantrell have been employed by as set forth in the description contained under the heading "Election of Directors." Mr. Johnson has been employed in various executive capacities by the Company since February 2003 and was named Vice President Business Development in August 2003. Prior to joining the Company, Mr. Johnson, held several financial management positions with the Alderwoods Group Inc., an operator of funeral homes and cemeteries.

     There are no family relationships between any of the executive officers and there is no arrangement pursuant to which any executive officer is elected as an executive officer of the Company.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer during the year ended June 30, 2004 and (ii) each of the other four highest compensated executive officers.

                             SUMMARY OF COMPENSATION

                                       ANNUAL COMPENSATION
                                   ----------------------------

                                                       OTHER
                           YEAR                        ANNUAL
NAME AND                   ENDED                      COMPEN-
PRINCIPAL POSITION        JUNE 30  SALARY    BONUS     SATION
------------------------  -------  -------  -------  ----------

DR. DIANE DOTTAVIO           2004  $72,399      -0-         -0-
Chief Executive Officer      2003  $72,000      -0-  $   65,100
                             2002  $25,915      -0-  $   55,160


                                        6

                                       ANNUAL COMPENSATION
                                   ----------------------------

                                                       OTHER
                           YEAR                        ANNUAL
NAME AND                   ENDED                      COMPEN-
PRINCIPAL POSITION        JUNE 30  SALARY    BONUS     SATION
------------------------  -------  -------  -------  ----------

DR. DAVID P. SUMMERS         2004  $44,000      -0-         -0-
Former President             2003  $82,000      -0-  $   43,900
and Chief                    2002  $78,712      -0-         -0-
Executive Officer

M. DWIGHT CANTRELL           2004  $72,199      -0-         -0-
Chief Financial Officer,     2003  $72,000      -0-  $   35,020
Treasurer and Secretary      2002  $72,000      -0-         -0-

ROBERT G. JOHNSON            2004  $ 2,596      -0-  $  103,212
Vice President Business
Development

_________________

GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     In May 2002, the Company adopted the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2002 Plan") under which the Company may grant options, warrants or restricted stock awards relating to an aggregate of 18,750,000 shares of its stock to officers, directors and consultants. The purpose of the 2002 Plan is to maintain the ability of the Company to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. In addition, the 2002 Plan is intended to encourage ownership of Common Stock of the Company by the directors, employees and consultants of the Company and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The terms of any grants under the 2002 Plan are determined in the sole discretion of the Company's Board of Directors.

          In May 2003, the Company adopted the 2003 Stock Compensation Plan (the "2003 Plan") in order to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. Under the 2003 Plan, the Company may award up to 10,000,000 shares of its stock or options to purchase its stock to the directors, employees and consultants of the Company. All terms of the awards granted under the 2003 Plan are at the discretion of the Board of Directors but will expire not more than ten years from the date of grant.

     No options or awards were granted to or exercised by any of the Named Executive Officers under either the 2002 Plan or the 2003 Plan during the year ended June 30, 2004, and there are no options outstanding under either the 2002 Plan or the 2003 Plan in the name of any Named Executive Officer as of June 30, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each officer and each director of the Company is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company's Common Stock within a specified time period. Except as set forth in the following table all persons who are or were at any time during the year ended June 30, 2004 an officer or director or 10% stockholder of the Company timely filed all reports and reported all transactions required to be reported under Section 16(a) of the Securities Exchange Act of 1934.

                                       DELINQUENT   UNREPORTED
                          NAME          REPORTS    TRANSACTIONS
                   ------------------  ----------  ------------

                   DR. DAVID SUMMERS          -0-           -0-
                   M. DWIGHT CANTRELL         -0-           -0-
                   DR. DIANE DOTTAVIO         -0-           -0-
                   ROBERT G. JOHNSON          -0-           -0-

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Ham, Langston & Brezina LLP as independent public accountants of the Company for the year ending June 30, 2005. Neither such firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. Although invited by the Board of Directors, a representative of Ham, Langston & Brezina LLP will not be present at the Annual Meeting. WE RECOMMEND THAT THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2005 BE RATIFIED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH RATIFICATION AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. The ratification of Ham, Langston & Brezina LLP as the independent public accountants of the Company will not be binding on the Company and the Board of Directors may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Board of Directors to select other independent public accountants in the following year.

AUDIT FEES

     The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $ 54,201. The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $45,758.

AUDIT-RELATED  FEES

     The Company was not billed by the Company's principal independent accountant for assurance or related services in connection with the audits of the Company's financial statements during the last two fiscal years.

TAX FEES

     The Company was not billed by the Company's principal independent accountant for tax compliance, tax advice or tax planning during the last two fiscal years.

ALL OTHER FEES

     No other fees were billed any other professional services rendered by the Company's independent auditors for the year ended June 30, 2004 and for the year ended June 30, 2003.

PRE-APPROVAL PROCESS

     The Board of Directors meets with the principal independent auditors at least once each year to establish the scope and cost of the annual audit. The Company's principal independent auditors are not authorized perform other services for the Company without the express prior approval of the Board of Directors, which approval was obtained in connection with all non-audit services during the year ended June 30, 2004.

                     AMENDMENT TO ARTICLES OF INCORPORATION

     As of October 19, 2004, we had outstanding ___________ shares of our Common Stock, $.001 par value per share, consisting of ____________ shares of Common Stock and 14,152,710 shares of our Series NDC Common Stock, leaving a total of ____________ shares of authorized and unissued Common Stock. The market price for shares of our Common Stock at October 19, 2004 was approximately $__ per share. Based on the number of authorized and unissued shares of Common Stock and the market price of our Common Stock, we will not be able to obtain sufficient funds from the issuance of shares of Common Stock to fund our anticipated expenses of operations in the future. The Board of Directors has adopted an amendment to the Company's Articles of Incorporation to increase the authorized Common Stock, $.001 par value per share, from 200,000,000 shares to 400,000,000 shares. WE RECOMMEND THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 400,000,000. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR APPROVAL OF THE PROPOSED AMENDMENT.


                  POTENTIAL DEFENSES AGAINST HOSTILE TAKEOVERS

     The increase in the number of authorized and unissued shares of Common Stock may have the effect of discouraging an offer to acquire control of the Company and could be used by us to prevent any person from gaining control of the Company without our consent. The following discussion summarizes the operation and effect of certain provisions in the Company's Articles of Incorporation, including the increase in the authorized and unissued shares of Common Stock, which may have an anti-takeover effect by making any attempted acquisition of control more costly.

     Authorized Shares of Common Stock. The Company's Articles of Incorporation, after amendment, would authorize the issuance of up to 400,000,000 shares of Common Stock, $.001 par value per share. Authorized and unissued shares of Common Stock may be issued by us without consent or approval of the stockholders of the Company and could be used to fund a stockholders' rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of Common Stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

     Authorized Shares of Preferred Stock. The Company's Articles of Incorporation presently authorize the issuance of up to 20,000,000 shares of serial preferred stock, which may be issued by us without any action on the part of the stockholders. We may establish preferential rights to vote, receive distributions or approve actions by the Company in the preferred stock and provide that the holders of the preferred stock must separately approve any merger by the Company. Authorized and unissued shares of preferred stock could also be used to fund a stockholder's rights plan or other anti-takeover provision or issued by us to a friendly stockholder to prevent the acquisition of control by an unfriendly stockholder. The existence of a large number of authorized and unissued shares of preferred stock may discourage any offer by a person seeking control without our prior approval and may deprive the stockholders of the Company of the ability to approve or disapprove a change in control of the Company.

     Stockholder Meetings. The Company's Articles of Incorporation presently provide that annual stockholder meetings may be called only by the Board of Directors or its duly designated committee. Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between Annual Meetings, its effect may also deter unfriendly attempts to gain control of the Company and may make it more difficult for any stockholder to remove a director or elect new directors.

     Classified Board of Directors and Removal of Directors. The Company's Articles of Incorporation presently provide for a "classified" board of directors in which only one director is elected at each Annual Meeting of stockholders. A classified board of directors could make it more difficult for stockholders, including those holding a majority of the Company's outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. Moreover, the provisions providing for a classified board of directors may be amended only with the consent of 75% of the outstanding voting interests entitled to vote and a director may be removed only for cause and with the consent of 75% of the outstanding shares of stock entitled to vote.

     Restriction on Filling Vacancies on the Board of Directors. The Company's Articles of Incorporation presently provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) may be increased only with the consent of two-thirds of the entire Board of Directors. This makes it difficult for a stockholder, even one holding a majority of the outstanding voting interests, to gain control by increasing the size of the Board of Directors and electing additional directors to fill the vacancies.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. The Company's Articles of
Incorporation presently provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations or oppose any such proposal. Such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are not in their interests.

                     FORM 10-K FOR YEAR ENDED JUNE 30, 2004

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-KSB UPON RECEIPT OF A REQUEST THEREFOR. SUCH REQUESTS SHOULD BE DIRECTED TO:

                         M.  DWIGHT  CANTRELL
                         550  CLUB  DRIVE,  SUITE  440
                         MONTGOMERY,  TEXAS  77316
                         (936)  582-5920

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Stockholders may submit proposals for the 2005 Annual Meeting by sending such proposals to the attention of the Corporate Secretary at the Company's principal executive offices. In order to be considered for inclusion in the proxy statement for the 2005 Annual Meeting, such proposals should be received by the Company on or before June 28, 2005. Any matter to be proposed by a stockholder without inclusion in the proxy statement must be submitted to the Secretary of the Company at least 30 days and not more than 60 days prior to the meeting to be properly before the meeting; provided however, that if the Company provides less than 40 days' notice of any such meeting, a stockholder's proposal may be submitted to the Secretary of the Company within 10 days after notice of such meeting is mailed to the stockholders.

                                   By  Order  of  the  Board  of  Directors,


                                   M.  Dwight  Cantrell
                                   Secretary

Dated:    Montgomery,  Texas
          October  25,  2004

                             FORM OF PROXY APPENDIX

                                 ENDOVASC, INC.
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 19, 2004
                 COMMON STOCK AND SERIES NDC COMMON STOCK PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert G. Johnson attorney and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value and/or all shares of Series NDC Common Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on November 19, 2004 at 2 pm and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS, PROPOSAL 2 AND PROPOSAL 3. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2 AND FOR
PROPOSAL 3. IN ADDITION, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY TO VOTE ON ANY MATTER OF WHICH THE COMPANY HAD NOT RECEIVED NOTICE ON OR BEFORE SEPTEMBER 7, 2004, APPROVAL OF MINUTES OF THE PRIOR ANNUAL MEETING AND OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

  (Please date and sign proxy on reverse side and return in enclosed envelope)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

1.   Election of M. Dwight Cantrell as a Director

     FOR                         [ ]
     WITHHOLD AUTHORITY          [ ]

2. Approval of Ham, Langston & Brezina LLP as independent public accountants of the Company.

     FOR                         [ ]
     AGAINST                     [ ]
     ABSTAIN                     [ ]

3. Approval of the Amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized.

     FOR                         [ ]
     AGAINST                     [ ]
     ABSTAIN                     [ ]

Date: ______________         Printed  Name  of Stockholder: ____________________

                             Signature: ________________________________________
                                           signature  must  be  exactly as the
                                           name of the stockholder appears  on
                                           the certificate representing shares
                                           of  the  Company's  stock.